General	12 Months Ended
Dec. 31, 2021
Disclosure Of General Information [Abstract]
General
Note 1:	General

a.	Description of the Company and its operations:

MediWound Ltd. Was incorporated in Israel. The Company which is located in Yavne, Israel (The "Company" or "MediWound"), is biopharmaceutical company that develops, manufactures and commercializes novel, cost effective, bio-therapeutic solutions for tissue repair and regeneration. The Company’s strategy leverages its breakthrough enzymatic technology platform into diversified portfolio of biotherapeutics across multiple indications to pioneer solutions for unmet medical needs. The Company’s current portfolio is focused on next-generation bio-active therapies for burn and wound care and tissue repair.

The Company's first innovative biopharmaceutical product, NexoBrid, has received marketing authorization from the European Medicines Agency ("EMA") as well as the Israeli, Argentinean, South-Korean, Russian, Taiwanese, Ukrainian, United Arab Emirates, Chilean and Peruvian Ministries of Health, for removal of dead or damaged tissue, known as eschar, in adults with deep partial and full thickness thermal burns.

The Company sells NexoBrid in the European Union, United Kingdom, Norway, Switzerland and Israel through its commercial organizations while establishing additional local distribution channels to extend its outreach in the European Union. In other international markets the Company sells NexoBrid through local distributors which are also responsible for obtaining the local marketing authorization within the relevant territory. In the United States, the Company entered into exclusive license and supply agreements with Vericel Corporation (“Vericel”) to commercialize NexoBrid in North America upon FDA's approval.

The Company’s second investigational innovative product, EscharEx, a topical biological drug being developed for debridement of chronic and other hard-to-heal wounds, is currently under a U.S. phase 2 study and in January 2022, a positive topline results were announced from this study. Patient follow-up is ongoing and additional data, including secondary and exploratory endpoints as well as additional safety measurements, will allow further evaluation of clinical benefits, in the second quarter of 2022.

The third clinical-stage innovative product candidate, MW005, is a topical biological drug candidate for the treatment of non-melanoma skin cancers. A U.S. phase 1/2 study of MW005 for the treatment of low-risk basal cell carcinoma (BCC) was initiated in July 2021, and an investigator-initiated phase II trial of MW005 in non-melanoma skin cancer is being conducted in parallel in Israel.

b.
The Company's securities are listed for trading on NASDAQ since March 2014. In March, 2022, the Company completed a follow-on public offering. A total of 5,208,333 new ordinary shares were issued at a public offering price of $1.92 per share . The gross proceeds before deducting underwriting discounts and commissions and offering expenses, were approximately $10 million. (see also Note 26).

c.
The Company has three wholly owned subsidiaries: MediWound Germany GmbH, acting as Europe (“EU”) marketing authorization holder and EU sales and marketing arm, MediWound UK Limited and MediWound US, Inc. are currently inactive companies.

The Company awarded two contracts with the U.S. Biomedical Advanced Research and Development Authority ("BARDA") valued at up to $168,000 for the advancement of the development, manufacturing and emergency readiness for NexoBrid deployment as well as the procurement of NexoBrid as a medical countermeasure as part of BARDA preparedness for mass casualty events. In February 2022 BARDA has expanded its awarded contract providing supplemental funding of approxemently $9,000 to support the NexoBrid BLA resubmission to the FDA and the continuous expanded access program.

d.
On June 29, 2021, the Company received a Complete Response Letter (CRL) from the U.S. Food and Drug Administration (FDA) regarding its Biologics License Application (BLA) seeking approval of NexoBrid for eschar removal (debridement) in adults with deep partial-thickness and/or full-thickness thermal burns.

The FDA communicated that it had completed its review of the BLA, as amended, and has determined that the application cannot be approved in its present form. The FDA identified issues related to the Chemistry, Manufacturing and Controls (“CMC”) section of the BLA and requested additional CMC information. The FDA acknowledged receipt of several CMC amendments, submitted by the Company in response to the CMC information requests, which were not reviewed yet by the FDA.

The FDA also stated that an inspection of NexoBrid's manufacturing facilities in Israel and Taiwan, are required before the FDA can approve the BLA, but it was unable to conduct the required inspections during the current review cycle due to COVID-19 related travel restrictions. The FDA stated that it will continue to monitor the public health situation as well as travel restrictions and is actively working to define an approach for scheduling outstanding inspections. In addition, the CRL cited certain observations identified during good clinical practice (GCP) inspections related to the U.S. Phase 3 study (DETECT), and requested the Company to provide its perspective on the potential impact, if any, of these observations on the efficacy findings in the study. The FDA also requested to provide a safety update as part of its BLA resubmission, although there were no safety issues raised in the CRL.

Following a productive Type A meeting with the FDA, the Company gained clarity on a path forward for resubmission of its NexoBrid BLA, which is anticipated in mid-2022. In addition, the FDA’s facility inspection schedule which has been affected by COVID-19-related travel restrictions, is required before the FDA can approve the NexoBrid BLA.

Consequently, the Company expects the timing of the potential approval of NexoBrid to be impacted.

e.
The Company addressed the challenges associated with the ongoing COVID-19 pandemic during the year ended 2020 and 2021, while prioritizing the health and safety of its workforce and maintaining operational efficiency and flexibility.